Segment information	6 Months Ended
Jun. 30, 2024
Disclosure of operating segments [abstract]
Segment information

Note 4	Segment information
The Executive Committee, as the Company’s chief operating decision maker (CDM), considers Valneva’s operating business in its entirety to allocate resources and assess performance. The Executive Committee evaluates all vaccine candidates and vaccine products together as a single operating segment, “development and commercialization of prophylactic vaccines”. Therefore, the split used to allocate resources and assess performance is based on a functional view, thus correlating to the income statement format.
As a consequence, the Group changed its internal reporting process as at January 1, 2023 to present a single operating segment instead of the previously disclosed product-based segments.